AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 30, 2003

                                                      Registration No. 333-_____
================================================================================
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            ________________________

                                NBT BANCORP INC.
             (Exact name of registrant as specified in its charter)

              Delaware                                       16-1268674
   (State or other jurisdiction of                   IRS employer identification
    incorporation or organization)                             number)


                              52 South Broad Street
                             Norwich, New York 13815
                                 (607) 337-2265
                              (Address of principal
                               executive offices)
                            ________________________

                     NBT Bancorp Inc. Performance Share Plan
                            (Full title of the Plan)
                            ________________________

                                Daryl R. Forsythe
                      President and Chief Executive Officer
                                NBT Bancorp Inc.
                              52 South Broad Street
                             Norwich, New York 13815
                                 (607) 337-2265
            (Name, address and telephone number of Agent for Service)

                                    Copy to:
                              Stuart G. Stein, Esq.
                                Amit Saluja, Esq.
                             Hogan & Hartson L.L.P.
                          555 Thirteenth  Street, N.W.
                          Washington, D.C.  20004-1109
                                 (202) 637-8575
                            ________________________

                                       CALCULATION OF REGISTRATION FEE
========================================================================================================
                                    AMOUNT       PROPOSED MAXIMUM     PROPOSED MAXIMUM      AMOUNT OF
TITLE OF SECURITIES                  TO BE        OFFERING PRICE     AGGREGATE OFFERING    REGISTRATION
TO BE REGISTERED                 REGISTERED(2)    PER SHARE (1)         PRICE (1)(2)        FEE (1)(2)
-------------------------------  -------------  ------------------  --------------------  --------------
Common Stock                           300,000  $            19.99  $          5,997,000  $       485.16
-------------------------------  -------------  ------------------  --------------------  --------------

================================================================================
(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended.
(2) The Registrant is registering 300,000 shares of its common stock, par value $0.01 per share, reserved for issuance pursuant to the NBT Bancorp Inc. Performance Share Plan.
================================================================================
--------------------------------------------------------------------------------

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The documents containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions to
Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission ("SEC") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference pursuant to
Item 3 of Part II of this registration statement, taken together, constitute the prospectus as required by Section 10(a) of the Securities Act.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION  OF  DOCUMENTS  BY  REFERENCE.

          NBT Bancorp Inc. ("NBT") hereby incorporates by reference into this registration statement the following documents filed by it with the SEC:

          (a)  NBT's  annual  report  on  Form  10-K  for  the fiscal year ended
               December 31, 2002 (File No. 000-14703) filed with the SEC on March 28, 2003.

          (b) NBT's quarterly report on Form 10-Q for the quarter ended March 31, 2003 (File No. 000-14703) filed with the SEC on May 14, 2003.

          (c) The description of NBT common stock, par value $0.01 per share ("Common Stock"), contained under the heading "Description of NBT Capital Stock" in NBT's registration statement on Form S-4 (File No. 333-66472) filed with the SEC on August 1, 2001, as amended.

          (d) NBT's current reports on Form 8-K filed with the SEC on April 30, 2003 and July 29, 2003 (File Nos. 000-14703).

          In addition, all documents and reports filed by NBT subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.   DESCRIPTION  OF  SECURITIES.

          Not  applicable.

ITEM 5.   INTERESTS  OF  NAMED  EXPERTS  AND  COUNSEL.

          Not  applicable.

ITEM 6.   INDEMNIFICATION  OF  DIRECTORS  AND  OFFICERS.

          Reference is made to the provisions of Delaware General Corporation Law ("DGCL"), Article 6 of the Bylaws of NBT and Article 12 of the Certificate of Incorporation of NBT.

          NBT  is  a  Delaware  corporation  subject  to  the  applicable indemnification provisions of the DGCL. Section 145 of the DGCL provides for the indemnification, under certain circumstances, of persons who are or were directors, officers, employees or agents of a corporation, or are or were serving at the request of a corporation in such a capacity with another business organization or entity, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in actions, suits or proceedings, whether civil, criminal, administrative, or investigative, brought or threatened against or involving such persons because of such person's service in any such capacity. In the case of actions brought by or in the right of a corporation, Section 145 provides for indemnification of expenses (including attorneys' fees) if the person seeking indemnification acted in good faith and in a manner that such person reasonably believed to be in or not opposed to the best interests of the corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall been adjudged liable to the corporation unless, upon a determination by the Court of Chancery or the court in which such action or suit was brought, despite the adjudication of liability but in view of all the circumstances of the case, such person is reasonably and fairly entitled to indemnity for such expenses.

          NBT's bylaws contain provisions providing that NBT shall indemnify any person who was or is a party or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of NBT, or is or was serving at the request of NBT as a director of another corporation, partnership, joint venture, trust, or other enterprise, to the maximum extent authorized by DGCL.

          NBT's Certificate of Incorporation provides that a director of NBT shall not be personally liable to NBT or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to NBT or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the DGCL; or (4) for any transaction from which the director derived an improper personal benefit.

ITEM 7.   EXEMPTION  FROM  REGISTRATION  CLAIMED.

          Not  applicable.

ITEM 8.   EXHIBITS.

Exhibit
  No.                                 Exhibit
  ---                                 -------

    4.1  Certificate  of  Incorporation  of NBT (filed  as  Exhibit 3.1 to
         Registrant's Form 10-K for the year ended December 31, 2001, filed on March 29, 2002 and incorporated herein by reference).

    4.2 By-laws of NBT (filed as Exhibit 3.2 to Registrant's Form 10-K for the year ended December 31, 2001, filed on March 29, 2002 and incorporated herein by reference).

    4.3 Rights Agreement, dated as of November 15, 1994, between NBT and American Stock Transfer Trust Company as Rights Agent
         (filed as Exhibit 4.1 to Registrant's Form 8-A (File No. 000-14703), filed on November 25, 1994, and incorporated by reference herein).

    4.4  Amendment  No. 1 to Rights Agreement, dated as of December 16,
         1999, between NBT and American Stock Transfer Trust Company as Rights Agent (filed as Exhibit 4.2 to Registrant's Form 8-
         A/A, (File No. 000-14703), filed on December 21, 1999, and incorporated by reference herein).

    4.5  Amendment  No.  2  to  Rights Agreement, dated as of April 19,
         2000,  between  NBT  and American Stock Transfer Trust
         Company  as  Rights  Agent  (filed  as  Exhibit  4.3 to Registrant's
         Form 8-A/A, (File No. 000-14703), filed on May 25, 2000, and incorporated by reference herein).

    5    Opinion of Hogan & Hartson L.L.P.

   23.1  Consent of KPMG LLP.

   23.2  Consent of Hogan & Hartson L.L.P.  (contained in Exhibit 5).

   99.1  NBT Performance Share Plan (incorporated by reference to
         Appendix B of NBT's Definitive Proxy Statement on Form 14A filed with the SEC on April 4, 2003).



ITEM 9.   UNDERTAKINGS.

(a)     The  undersigned  Registrant  hereby  undertakes:

          (1) To file, during any period in which offers or sales are being made, a post effective amendment to this registration statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a director, officer or controlling person in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Norwich, state of New York on July 30, 2003.

                                     NBT BANCORP INC.


                                     By:  /s/ Daryl R. Forsythe
                                          ---------------------
                                          Daryl R. Forsythe
                                          President and Chief Executive Officer

     Each person whose signature appears below appoints Daryl R. Forsythe or Michael J. Chewens, jointly and severally, each in his own capacity, as true and lawful attorneys-in-fact, with full power of substitution in such person's name, place and stead, in any and all capacities to sign any amendments to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, hereby ratifying and confirming all that said attorney-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 28th day of July, 2003.

        SIGNATURE                              TITLE
        ---------                              -----

                              President, Chief Executive Officer and
/S/ Daryl R. Forsythe              Director (Principal Executive
----------------------------                   Officer)
Daryl R. Forsythe

                                  Executive Vice President, Chief
/S/ Michael J. Chewens            Financial Officer and Secretary
----------------------------       (Principal Financial Officer)
Michael J. Chewens


/S/ Richard Chojnowski                        Director
----------------------------
Richard Chojnowski


/S/ Patricia T. Civil                         Director
----------------------------
Patricia T. Civil


/S/ Gene E. Goldenziel                        Director
----------------------------
Gene E. Goldenziel


/S/ Dr. Peter B. Gregory                      Director
----------------------------
Dr. Peter B. Gregory


/S/ William C. Gumble                         Director
----------------------------
William C. Gumble

/S/ Paul D. Horger                            Director
----------------------------
Paul D. Horger


/S/ Michael H. Hutcherson                     Director
----------------------------
Michael H. Hutcherson


/S/ Janet H. Ingraham                         Director
----------------------------
Janet H. Ingraham


/S/ Andrew S. Kowalczyk, Jr.                  Director
----------------------------
Andrew S. Kowalczyk, Jr.


/S/ John C. Mitchell                          Director
----------------------------
John C. Mitchell


/S/ Michael M. Murphy                         Director
----------------------------
Michael M. Murphy


/S/ Joseph G. Nasser                          Director
----------------------------
Joseph G. Nasser


/S/ William L. Owens                          Director
----------------------------
William L. Owens


/S/ Van Ness D. Robinson                      Director
----------------------------
Van Ness D. Robinson


/S/ Joseph A. Santangelo                      Director
----------------------------
Joseph A. Santangelo


/S/ Paul O. Stillman                          Director
----------------------------
Paul O. Stillman

                                  EXHIBIT INDEX
                                     Exhibit

Exhibit
  No.                                 Exhibit
  ---                                 -------

    4.1  Certificate  of  Incorporation  of NBT (filed  as  Exhibit 3.1 to
         Registrant's Form 10-K for the year ended December 31, 2001, filed on March 29, 2002 and incorporated herein by reference).

    4.2 By-laws of NBT (filed as Exhibit 3.2 to Registrant's Form 10-K for the year ended December 31, 2001, filed on March 29, 2002 and incorporated herein by reference).

    4.3 Rights Agreement, dated as of November 15, 1994, between NBT and American Stock Transfer Trust Company as Rights Agent
         (filed as Exhibit 4.1 to Registrant's Form 8-A (File No. 000-14703), filed on November 25, 1994, and incorporated by reference herein).

    4.4  Amendment  No. 1 to Rights Agreement, dated as of December 16,
         1999, between NBT and American Stock Transfer Trust Company as Rights Agent (filed as Exhibit 4.2 to Registrant's Form 8-
         A/A, (File No. 000-14703), filed on December 21, 1999, and incorporated by reference herein).

    4.5  Amendment  No.  2  to  Rights Agreement, dated as of April 19,
         2000,  between  NBT  and American Stock Transfer Trust
         Company  as  Rights  Agent  (filed  as  Exhibit  4.3 to Registrant's
         Form 8-A/A, (File No. 000-14703), filed on May 25, 2000, and incorporated by reference herein).

    5    Opinion of Hogan & Hartson L.L.P.

   23.1  Consent of KPMG LLP.

   23.2  Consent of Hogan & Hartson L.L.P.  (contained in Exhibit 5).

   99.1  NBT Performance Share Plan (incorporated by reference to
         Appendix B of NBT's Definitive Proxy Statement on Form 14A filed with the SEC on April 4, 2003).